                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 28, 2003
                                                 ------------------------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                   001-16107               58-2056305
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
      of incorporation)               Number)                   No.)


1155 Perimeter Center West Suite 100, Atlanta, Georgia               30338
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        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (678) 579-5000
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7.           Financial Statements and Exhibits

c) Exhibits. The following exhibits are furnished with this document.

   Exhibit
   Number         Description
   ------         -----------

   99.1 News release reporting first quarter 2003 financial results, issued by Mirant Corporation on August 28, 2003.

Item 12.          Results of Operations and Financial Condition.

On August 28, 2003, Mirant Corporation issued a news release reporting the financial results of the Company for the quarter ended March 31, 2003. A copy of that release is attached as an exhibit hereto.

All of the information furnished in this report, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 28, 2003                  MIRANT CORPORATION




                                       By /s/  Dan Streek
                                          -------------------------------
                                       Dan Streek
                                       Vice President and
                                       Controller
                                       (Principal Accounting Officer)


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                                  EXHIBIT INDEX

99.1 News release reporting first quarter 2003 financial results, issued by Mirant Corporation on August 28, 2003.


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